EXHIBIT 10.17




          SCHEDULE "E" ATTACHED AN ASSET SALE AGREEMENT DATED FEBRUARY 23, 2005 MADE BETWEEN RALLY ENERGY CORP., AS VENDOR, AND SHANNON INTERNATIONAL RESOURCES INC., AS PURCHASER


                               Registration Rights


     1. Definitions. Unless otherwise defined herein, capitalized terms used in this Schedule "E" have the meanings assigned to them in the Asset Sale Agreement to which this Schedule "E" is attached (the "Sale Agreement"). As used in this Schedule "E," the following terms shall have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Shares" means common shares in the capital of the Purchaser.

     "Pro Rata" means, with respect to the Common Shares of a Registering Shareholder or of the Purchaser to be excluded from an underwritten public offering as provided in this Schedule "E," the number which bears the same proportion to the total number of Common Shares to be excluded as the aggregate number of Common Shares sought to be sold by such Registering Shareholder or the Purchaser, as the case may be, bears to the aggregate number of Common Shares sought to be sold by the Purchaser and all Registering Shareholders participating in such offering whose shares are to be excluded.

     "Registering Shareholder" means any Shareholder, including the Vendor, whose Registrable Securities are being registered for resale by the Purchaser.

     "Registrable Securities" means, collectively, (i) Common Shares of the Purchaser issued pursuant to the Sale Agreement, (ii) Common Shares or other securities issued upon exercise of Warrants issued pursuant to the Sale Agreement, and (iii) Common Shares or other securities issued, issuable, delivered or deliverable pursuant to a stock dividend, stock split, spin-off or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise with respect to Registrable Securities including, without limitation, securities of other corporations or entities. Registrable Securities shall cease to be Registrable Securities when the Purchaser shall furnish the Vendor with a written opinion of counsel reasonably satisfactory to the Vendor to the effect that the offer and sale of such Registrable Securities would be exempt from the registration and qualification requirements of all applicable federal and state securities laws and would result in all purchasers who are transferees thereof obtaining securities that are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act, provided that promptly following receipt of certificates for such Registrable Securities bearing a legend restricting transfer thereof the Purchaser shall issue a replacement certificate bearing no such restrictive legend.

     "Registration Expenses" means all expenses incident to the Purchaser's performance of or compliance with this Schedule "E" and the completion of transactions relating thereto including, without limitation, all registration and filing fees, all fees and expenses of complying with state and federal securities or blue sky laws, all printing expenses, the fees and disbursements of the Purchaser's independent public accountants, including the expenses of any special audits, reviews, compilations or other reports or information required by or incident to such performance and compliance, and any fees or expenses of counsel for the Purchaser and of one special counsel to represent the Vendor, but excluding (i) any allocation of Purchaser or Vendor personnel or other general overhead expenses of the Purchaser or the Vendor or other expenses for the preparation of financial statements or other data normally prepared by the Purchaser in the ordinary course of its business, which shall be borne by the party incurring the expense in all cases, and (ii) any underwriting discounts and commissions with respect to such Registrable Securities, which shall be borne by the Vendor.

     "Shareholder" means a holder of Common Shares or Warrants.

     "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended.


     2. Registration on Request. (a) Upon the written request of the Vendor, requesting that the Purchaser effect the registration under the U.S. Securities Act of all or part of the Registrable Securities held by the Vendor and specifying the intended method or methods of disposition of such Registrable Securities, the Purchaser will in the manner contemplated by Section 4 use its best efforts to effect, at the earliest possible date, the registration, under the U.S. Securities Act of the Registrable Securities which the Purchaser has been so requested to register by the Vendor, for disposition as stated in such request, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so registered, provided that (A) if the Purchaser shall have previously effected a registration of which notice has been given to the Vendor pursuant to Section 3, in which the Vendor was permitted to sell all Registrable Securities it desired to sell, the Purchaser shall not be required to effect a registration pursuant to this Section 2 until a period of 90 days shall have elapsed from the effective date of the most recent such previous registration, and (B) the Purchaser shall not be obligated to effect any registration requested by Vendor pursuant to this Section 2(a) unless such request pertains to the registration of at least 500,000 Common Shares as currently constituted (or, if less, all of the Registrable Securities then owned by the Vendor). Each registration requested pursuant to this Section 2 shall be (i) effected by the filing of a registration statement on such form as may be appropriate for the proposed disposition of the Registrable Securities, and (ii) if the Purchaser is qualified and if agreed to in writing by the Vendor, filed pursuant to Rule 415 under the U.S. Securities Act (or equivalent rule then in effect).

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     (b) The Purchaser will pay all Registration Expenses in connection with each registration of Registrable Securities effected by the Purchaser pursuant to this Section 2.

     (c) The Purchaser represents that, except for the registration rights (a copy of which are attached hereto) contained in the subscription agreements for the private placement completed by the Purchaser on or about October 31, 2003 and except for the rights granted in this Schedule "E," it has not granted to any Person the right to request registration of its securities. In addition, the Purchaser covenants that, subject to the provisions of Section 8, it will not grant to any Person other than the Vendor the right to request a registration of securities. The Purchaser may grant incidental rights to participate in registrations comparable to those granted in Section 3.

     (d) If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of the Vendor pursuant to a registration requested under this Section 2, the Purchaser will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Purchaser and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution provisions which shall be in addition to, and not in lieu of, the indemnities and contribution provisions provided in Section 6.

     (e) If, at any time after requesting registration pursuant to Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration request, the Vendor shall determine for any reason not to register such Registrable Securities, the Vendor may, at its election, give written notice of such determination to the Purchaser. The Purchaser shall then be relieved of its obligations to register any Registrable Securities in connection with such registration request (but not its obligation to pay the Registration Expenses in connection therewith as provided in Section 2(b)), without prejudice, however, to the right of the Vendor to make a subsequent request pursuant to Section 2(a) to request that a registration be effected.

     (f) In no case shall the Purchaser grant to any holder of Registrable Securities other than the Vendor the right to have such Registrable Securities registered under the U.S. Securities Act pursuant to a registration statement filed connection with a request by the Vendor for registration pursuant to
Section 2(a).

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     (g) In connection with any request for registration pursuant to Section
2(a), the Purchaser may, on one occasion only, upon a good-faith determination by the Purchaser's Board of Directors that such a registration would interfere with the completion by the Purchaser of a proposed corporate transaction, notify the Vendor that it intends to defer such registration for up to one hundred twenty (120) days. In such event the Vendor may rescind its registration request, and shall again be entitled to request such registration under Section 2(a), but not sooner than the end of the period of deferral determined by the Purchaser.

     (h) The Purchaser agrees that no Registrable Securities shall be, or shall be convertible into, securities of a corporation or entity other than the Purchaser unless the Purchaser first obtains the prior written consent of the Vendor (which may be unreasonably withheld) and the written acknowledgement and agreement of such other corporation or entity to provide the Vendor with registration rights at least as favorable as the registration rights provided for in this Schedule "E".

     3. Incidental Registrations. (a) If, at any time, the Purchaser proposes to register any of its securities under the U.S. Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the U.S. Securities Act, it will each such time give prompt written notice to the Vendor of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, and upon the written request of the Vendor delivered to the Purchaser within thirty (30) days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Vendor and the intended method of disposition thereof), the Purchaser will use its best efforts to effect the registration under the U.S. Securities Act of all Registrable Securities which the Purchaser has been so requested to register by the Vendor, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

          (i) if, at any time after giving such written notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Purchaser shall determine for any reason not to register such securities, the Purchaser may, at its election, give written notice of such determination to the Vendor and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in Section 3(b)), without prejudice however to the rights of the Vendor to request that such registration be effected as a registration under Section 2(a);

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          (ii) if the registration so proposed by the Purchaser involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Purchaser, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and the managing underwriter of such underwritten offering shall advise the Purchaser in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities which the Vendor has requested the Purchaser to register in accordance with this Section 3(a) concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Purchaser will promptly furnish the Vendor with a copy of such opinion and may deny, by written notice to the Vendor accompanying such opinion, the registration of a specified portion of such Registrable Securities (such portion to be allocated Pro Rata among all Registering Shareholders and the Purchsaser); and

          (iii) the Purchaser shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with dividend reinvestment plans or stock option or other employee benefit plans.

     (b) The Purchaser will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

     4. Registration Procedures. (a) If and whenever the Purchaser is required to use its best efforts to effect the registration of any Registrable Securities under the U.S. Securities Act as provided in Section 2 or 3, the Purchaser will as expeditiously as possible:

          (i) prepare and promptly file with the Commission a registration statement with respect to such Registrable Securities (in any event, use its best efforts to file such registration statement within sixty (60) days after the end of the period within which requests for registration may be delivered to the Purchaser) and use its best efforts to cause such registration statement to become effective as soon as possible;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the U.S. Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the Vendor set forth in such registration statement or the expiration of nine (9) months after such registration statement becomes effective;

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          (iii) furnish to the Vendor, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the U.S. Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Vendor may reasonably request;

          (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Vendor (or in an underwritten offering, the managing underwriter) shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Vendor to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Purchaser shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) furnish to the Vendor a signed counterpart, addressed to the Vendor, of (A) an opinion of counsel for the Purchaser, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement speaking both as of the effective date of the registration statement and the date of the closing under the underwriting agreement) and (B) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have certified the Purchaser's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Vendor may reasonably request;

          (vi) immediately notify the Vendor, at any time when a prospectus relating to the sale of Registrable Securities by it is required to be delivered under the U.S. Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the Vendor's request prepare and furnish to the Vendor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or other securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, which shall satisfy the provisions of Section 11(a) of the U.S. Securities Act; and

          (viii) use its best efforts to list such securities on the Nasdaq and each securities exchange on which the Common Shares of the Purchaser are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and, if necessary, provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

The Purchaser may require the Vendor to furnish the Purchaser such information regarding such holder and the distribution of such securities as the Purchaser may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection with any registration statement filed in connection with the registration of Registrable Securities hereunder.

     (b) If the Purchaser at any time proposes to register any of its securities under the U.S. Securities Act (other than pursuant to a request made under Section 2), whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Purchaser will make reasonable efforts, if requested by the Vendor in connection with a request of incidental registration of Registrable Securities in connection therewith pursuant to Section 3, to arrange for such underwriters to include such Registrable Securities among those securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, reasonable efforts shall not require the Purchaser or any other holder of the securities proposed to be distributed by or through such underwriters to reduce the amount or sale price of such securities proposed to be so distributed. In the event that the Vendor makes a request pursuant to the first sentence of this Section 4(b), the Vendor shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Purchaser to and for the benefit of such underwriters, shall also be made to and for the benefit of the Vendor.

     (c) Whenever a registration requested pursuant to Section 2 is for an underwritten offering, the Vendor shall have the right to select the managing underwriter to administer the offering. If the Purchaser at any time proposes to register any of its securities under the U.S. Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the managing underwriter shall be selected by the Purchaser.

     5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the U.S. Securities Act, the Purchaser will give the Vendor and the underwriters, if any, and their respective counsel and accountants, the opportunity to review and comment upon such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Purchaser with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Vendor and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the U.S. Securities Act.

     6. Indemnification; Contribution. (a) In the event of any registration of any securities of the Purchaser under the U.S. Securities Act, the Purchaser will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 2 or 3, the Vendor, its directors and officers, each officer and director of each underwriter, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such holder or any such underwriter within the meaning of the U.S. Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such holder or any such director or officer or participating or controlling person may become subject under the U.S. Securities Act, the U.S. Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings or investigations in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the U.S. Securities Act, any preliminary prospectus (unless, with respect to the indemnification of the officers and directors of each underwriter and each other person participating as an underwriter, any such statement is corrected in a subsequent prospectus and the underwriters are given the opportunity to circulate the corrected prospectus to all persons receiving the preliminary prospectus), final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) any violation by the Purchaser of any securities laws, and the Purchaser will reimburse the Vendor and each such director, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Purchaser shall not be liable to the Vendor or any such director, officer, participating person or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Purchaser in an instrument executed by or under the direction of the Vendor or such director, officer, participating person or controlling person for use in the preparation thereof, which information was specifically stated to be for use in the registration statement, prospectus, offering circular or other document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Vendor or any such director, officer, participating person or controlling person and shall survive the transfer of such securities by the Vendor. The Purchaser shall agree to provide for contribution relating to such indemnity as shall be reasonably requested by the Vendor or the underwriters.

     (b) The Purchaser may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(a), that the Purchaser shall have received an undertaking satisfactory to it from the Vendor and its underwriters, to indemnify and hold harmless the Purchaser, each director of the Purchaser, each officer of the Purchaser who shall sign such registration statement and each other person, if any, who controls the Purchaser within the meaning of the U.S. Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, but only if such statement or omission was made in reliance upon and in conformity with written information furnished to the Purchaser through an instrument duly executed by the Vendor or its underwriters specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided that the obligations of the Vendor under any such provision shall be limited to an amount equal to the net proceeds to it from sales of Registrable Securities sold as contemplated herein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any such director, officer or controlling person and shall survive the transfer of such securities by the Vendor.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6 except to the extent that the indemnifying party's liabilities and obligations under this Section 6 are increased as a result of such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (iii) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other person represented by such counsel in such proceeding or the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without the written consent of such indemnifying party, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment.

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     (d) Indemnification similar to that specified in this Section 6 (with appropriate modifications) shall be given by the Purchaser and the Vendor with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation or governmental authority other than the U.S. Securities Act.

     7. Information Filing; Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration (but in no way reducing the rights of the Vendor hereunder), the Purchaser agrees at all times after the date of the Sale Agreement at its cost and expense to use its best efforts to:

     (a) make and keep available "current public information," as that term is defined in Rule 144 under the U.S. Securities Act;

     (b) file with the Commission in a timely manner all reports and other documents required of the Purchaser under the U.S. Securities Act and the U.S. Exchange Act;

     (c) furnish to the Vendor, or any transferee of all or any portion of its rights pursuant to Section 8 hereof, promptly upon request a written statement by the Purchaser as to its compliance with the reporting requirements of the U.S. Securities Act and the U.S. Exchange Act, a copy of the most recent annual or quarterly report of the Purchaser, and such other reports and documents so filed by the Purchaser as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration; and

     (d) comply with the information furnishing provisions of Rule 144A(d)(4) under the U.S. Securities Act in connection with any proposed sale by the Vendor of Registrable Securities pursuant to Rule 144A under the U.S. Securities Act.

     8. Transfer of Registration Rights. The registration rights granted to the Vendor in this Schedule "E" may be transferred and assigned by the Vendor to the extent that any Registrable Securities are transferred to (a) any Affiliate of the Vendor, or (b) any transferee who acquires not less than 500,000 Common Shares (as currently constituted) from the Vendor, and for purposes of these registration rights any such transferee shall become the "Vendor" with respect to the Registrable Securities so transferred. To the extent that the Vendor retains Registrable Securities after any such transfer and assignment, such Registrable Securities shall continue to be subject to the registration rights set forth in this Schedule "E."


                               RALLY ENERGY CORP.


                               Per:  /s/ Kenneth A. Morrison
                                     -------------------------------
                                     Kenneth A. Morrison
                                     Vice President, Negotiations &
                                     Contracts

                               Per:  /s/ Doug Urch
                                     --------------------------------
                                     Doug Urch
                                     Vice President, Finance and
                                     Chief Financial Officer




                               SHANNON INTERNATIONAL RESOURCES INC.


                               Per:  /s/ Blair Coady
                                     -------------------------------------
                                     Blair Coady
                                     President & Chief Executive Officer






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